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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 28, 2000
                                                  -----------------

                            Dominion Resources, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


               Virginia                                1-8489                   54-1229715
-----------------------------------------------  -------------------            ----------
(State or other jurisdiction of incorporation)   (Commission File            (IRS Employer
                                                      Number)              Identification No.)

120 Tredegar Street, Richmond, Virginia                                          23219
-----------------------------------------------                                --------
(Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code:    (804) 819-2000
                                                       --------------

--------------------------------------------------------------------------------
         (Former name or former address if changed since last report.)
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Item 2.  Acquisition or Disposition of Assets

     On January 28, 2000, Dominion Resources, Inc. and Consolidated Natural Gas Company completed the merger of CNG into a subsidiary of Dominion Resources. Shareholders of CNG received Dominion Resources common stock and/or cash in consideration of their CNG shares. Shareholders of both companies approved the merger in June 1999, and the companies received all state and federal regulatory approvals required for the merger. The combination with CNG, based in Pittsburgh, Pennsylvania, creates a fully integrated electric and natural gas utility in the Midwest-Northeast quadrant of the United States with selective energy businesses located abroad.

     CNG has added to Dominion Resources nearly 2 million customers for a total of 4 million customers; $6.4 billion of assets for a total of $24.4 billion; $2.8 billion of revenues for a total of nearly $8 billion; and approximately 6,200 employees for a total of 17,000.

     Dominion Resources funded the merger with a $3.5 billion commercial paper program backed by a short-term credit facility agented by the Bank of America and $1 billion of privately placed money market notes. The Company expects to replace much of the short-term financing with long-term financing using a combination of debt, preferred and/or convertible securities along with the proceeds of any sales of non-core assets over the next several years.

Item 5.  Other Events

     On January 28, 2000, Dominion Resources announced preliminary financial results for 1999. See Exhibit 99.4 filed herewith.

Item 7.  Financial Statements to Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired.

          The audited financial statements of CNG, together with the report of the auditors, are incorporated by reference herein and filed herewith as Exhibit 99.1.


      (b) Pro Forma Financial Information.

          The required pro forma financial information reflecting the combination of CNG is not available as of the filing of this report. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this report is filed.
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      (c) Exhibits

          1.1 Amended and Restated Agreement and Plan of Merger dated as of May 11, 1999 by and among Dominion Resources, Inc. and Consolidated Natural Gas Company (Exhibit 2, Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-75669, filed May 20, 1999, incorporated by reference).

          1.2 Joinder Agreement dated as of January 28, 2000 by and among Dominion Resources, Inc., Consolidated Natural Gas Company, DRI New Sub I, Inc. and DRI New Sub II, Inc. (filed herewith).


         99.1  Consolidated Natural Gas Company audited financial statements;

                 (i) Consolidated Balance Sheets at December 31, 1999 and 1998 (Exhibit 1, Form 8-K, File No. 1-3196, dated
                      January 27, 2000 of CNG, incorporated by reference);
                (ii) Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997 including Notes to Consolidated Financial Statements (Exhibit 1, Form 8-K, File No. 1-3196, dated January 27, 2000 of CNG, incorporated by reference); and
               (iii)  Consent of Pricewaterhousecoopers LLP (filed herewith).

         99.2  Press Release concerning merger (filed herewith).

         99.3 Press Release concerning Preliminary Election Results of the merger (filed herewith).

         99.4 Press Release concerning the preliminary financial results for 1999 (filed herewith).

         99.5 Press Release concerning the Final Proration Factors of the merger (filed herewith).
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  DOMINION RESOURCES, INC.
                                        Registrant

                                 /s/James L. Trueheart
                                    --------------------
                                    James  L. Trueheart
                            Group Vice President and Controller
                              (Principal Accounting Officer)

Date: February 1, 2000